SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                               PVF CAPITAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
     0-11.

     1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                         [PVF CAPITAL CORP. LETTERHEAD]




                               September 18, 2000




Dear Stockholder:

         We invite you to attend the Annual Meeting of Stockholders of PVF Capital Corp. (the "Company") to be held at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio on Monday, October 16, 2000 at 10:00 a.m., local time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of KPMG LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                        Sincerely,

                                        /s/ John R. Male

                                        John R. Male
                                        President

--------------------------------------------------------------------------------
                                PVF CAPITAL CORP.
                           2618 N. MORELAND BOULEVARD
                              CLEVELAND, OHIO 44120
                                 (216) 991-9600
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 16, 2000
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PVF Capital Corp. (the "Company") will be held at the Cleveland
Marriott East, 3663 Park East Drive, Beachwood, Ohio at 10:00 a.m. on Monday, October 16, 2000.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of four directors of the Company;

          2.   The Approval of the PVF Capital Corp. 2000 Stock Option Plan;

          3. The ratification of the appointment of KPMG LLP as independent certified public accountants of the Company for the fiscal year ending June 30, 2001; and

          4. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 5, 2000, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Jeffrey N. Male

                                      JEFFREY N. MALE
                                      SECRETARY
Cleveland, Ohio
September 18, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                PVF CAPITAL CORP.
                           2618 N. MORELAND BOULEVARD
                              CLEVELAND, OHIO 44120

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 16, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PVF Capital Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio on Monday, October 16, 2000, at 10:00 a.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about September 18, 2000.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES WHICH HAVE NOT BEEN REVOKED WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND IN FAVOR OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting. If any other business is presented at the Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company at the address above or by filing of a properly executed, later dated proxy. A proxy will not be voted if a stockholder attends the Meeting and votes in person. The presence of a stockholder at the Meeting in itself will not revoke such stockholder's proxy.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities which can be voted at the Meeting consist of shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 5, 2000 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 4,837,483 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company is not aware of any persons or groups owning in excess of 5% of the outstanding Common Stock. The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by the Company's directors, by the non-director executive officers of the Company named in the

Summary Compensation Table set forth under the caption "Proposal I -- Election of Directors -- Executive Compensation -- Summary Compensation Table," and by all executive officers and directors of the Company as a group.

                                                      AMOUNT AND            PERCENT OF SHARES
NAME OF DIRECTORS                                      NATURE OF             OF COMMON STOCK
AND EXECUTIVE OFFICERS:                        BENEFICIAL OWNERSHIP (1)        OUTSTANDING
----------------------                         ------------------------        -----------
James W. Male                                           177,457 (2)                 3.67%
Robert K. Healey                                        133,313 (3)                 2.75
John R. Male                                            235,833 (4)                 4.86
Robert F. Urban                                          73,836                     1.53
Creighton E. Miller                                      36,519 (5)                 0.75
Stuart D. Neidus                                         22,686 (6)                 0.47
Stanley T. Jaros                                          4,990 (7)                 0.10
C. Keith Swaney                                         152,928 (8)                 3.10
Jeffrey N. Male                                         208,821 (9)                 4.31
All Executive Officers and Directors                  1,103,016 (10)               21.99
   as a Group (11 persons)

___________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2) The amount shown includes 93,219 shares held by a trust for the benefit of Mr. James W. Male's wife of which Mr. James W. Male is trustee, 83,138 shares held by a trust for the benefit of James W. Male of which James W. Male is trustee and 1,100 shares owned by a family limited partnership. Mr. Male is retiring from the Board of Directors effective upon the completion of this term as a director at the Annual Meeting.
(3) The amount shown includes 11,234 shares of Common Stock owned by Mr. Healey's IRA account, 37,838 shares held in a revocable trust for the benefit of Mr.  Healey,  2,714  shares  held in a  revocable  trust for the benefit of Mr. Healey's wife and her family, 67,939 shares held in an irrevocable trust for the benefit Mr. Healey's wife and 13,588 shares which Mr. Healey has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(4)  The amount shown  includes  30,085 shares of Common Stock owned by Mr. John
     R. Male's IRA account, 11,003 shares owned by the Company's 401(k) Plan trust, 4,383 shares owned by John R. Male's wife, 28,441 shares owned by Mr. John R. Male as custodian for his children under the Uniform Gifts to Minors Act, 3,371 shares owned by Mr. John R. Male's daughter, 13,475 shares owned by a family limited partnership and 19,377 shares which Mr. John R. Male has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(5) The amount shown includes 13,588 shares which Mr. Miller has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(6) The amount shown includes 6,787 owned by Mr. Neidus' IRA account and 94 shares owned by Mr. Neidus' wife.
(7)  All shares are owned by Mr. Jaros' IRA account.
(8) The amount shown includes 5,432 shares of Common Stock owned by Mr. Swaney's IRA account, 10,351 shares owned by the Company's 401(k) Plan trust, 2,411 shares owned by Mr. Swaney as custodian for his children under the Uniform Gifts to Minors Act, and 92,702 shares which Mr. Swaney has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
                                         (footnotes continued on following page)

                                       2

(9) The amount shown includes 22,567 shares of Common Stock owned by Mr. Jeffrey N. Male's IRA account, 10,307 shares owned by the Company's 401(k) Plan trust, 8,378 shares owned by Mr. Jeffrey N. Male's wife's IRA account, 85,549 shares owned by a trust for the benefit of Mr. Jeffrey N. Male of which Mr. Jeffrey N. Male and his wife are co-trustees, 24,011 shares owned by a trust for the benefit of Mr. Jeffrey N. Male's wife of which she and Mr. Jeffrey N. Male are co-trustees, 8,461 shares owned by Mr. Jeffrey N. Male as custodian for his minor children under the Uniform Gifts to Minors Act, 14,495 shares owned by Mr. Jeffrey N. Male's wife as custodian for their minor children under the Uniform Gifts to Minors Act, 8,661 shares owned by Mr. Jeffrey N. Male's son, 13,475 shares owned by a family limited partnership and 12,917 shares which Mr. Jeffrey N. Male has the right to acquire pursuant to options exercisable within 60 days of the Record Date.

(10) The amount shown includes 183,695 shares which all executive officers and directors as a group have the right to acquire pursuant to options exercisable within 60 days of the Record Date.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is composed of seven members. The Company's Articles of Incorporation require that, if the Board of Directors consists of seven or eight members, directors be divided into two classes, as nearly equal in number as possible, each class to serve for a two year period and until their successors are elected and qualified, with approximately one-half of the directors elected each year. The Board of Directors has nominated Robert F. Urban, Robert K. Healey and Stuart D. Neidus, all of whom are currently members of the Board, and C. Keith Swaney, who currently serves as Vice President and Treasurer of the Company and Executive Vice President and Chief Financial Officer of the Company's wholly owned subsidiary, Park View Federal Savings Bank (the "Bank"), and who will be appointed President of the Company and the Bank following the Annual Meeting, to serve as directors for a two-year period and until their successors are elected and qualified. Under Ohio law, directors are elected by a plurality of the votes cast at the Meeting, i.e., the nominees receiving the highest number of votes will be elected regardless of whether such votes constitute a majority of the shares represented at the Meeting.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Company or the Bank, and the expiration of his term as a director. All of the individuals were initially appointed as directors of the Company in 1994 in connection with the Company's incorporation, except for Mr. Stuart D. Neidus, who was appointed as a director of the Company and the Bank in 1996, Mr. Stanley
T. Jaros, who was appointed a director of the Company and the Bank in 1997, and Mr. C. Keith Swaney, who is a nominee for election as a director at the Annual Meeting. There are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company, and no director is related to any other director or executive officer by blood, marriage or adoption, except that James W. Male, the Chairman of the Board of the Company and the Bank, is the father of John R. Male, the President and a director of the Company and the President and Chief Executive Officer and a director of the Bank, and Jeffrey N. Male, the Vice President and Secretary of the Company and the Senior Vice President in charge of residential lending operations of the Bank. John R. Male is the brother of Jeffrey N. Male.

                                          AGE               YEAR FIRST ELECTED              CURRENT
                                       AS OF THE            AS DIRECTOR OF THE               TERM
NAME                                  RECORD DATE           COMPANY OR THE BANK            TO EXPIRE
----                                  -----------           -------------------            ---------

                           BOARD NOMINEES FOR TERMS TO EXPIRE AT THE 2002 ANNUAL MEETING

Robert F. Urban                           78                      1992                       2000

Robert K. Healey                          75                      1973                       2000

Stuart D. Neidus                          49                      1996                       2000

C. Keith Swaney                           57                      N/A                         N/A

                                          DIRECTORS CONTINUING IN OFFICE

Creighton E. Miller                       77                      1978                       2001

John R. Male                              52                      1981                       2001

Stanley T. Jaros                          55                      1997                       2001


     Presented below is certain information concerning the directors of the Company. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     ROBERT F. URBAN. Mr. Urban is retired. He founded Mentor Products, Inc. in 1945 and served as Chairman and Chief Executive Officer until retirement in 1987. He was a founder of Production Machinery, Inc. and has served as a director since 1956. He is a former director of Lake County National Bank, Lake County Federal Savings and Loan Association, St. James Church, Painesville, Ohio and Madison Country Club and a former member of the Board of Trustees of Lake County Hospital Systems.

     ROBERT K. HEALEY. Mr. Healey currently is retired. He had been employed from 1961 to 1987 by Leaseway Transportation Corp. and most recently served as Executive Vice President -- Managed Controlled Transportation. He formerly served on the Boards of Trustees of St. Vincent Charity Hospital, New Direction, Western Reserve Historical Society, the Woodruff Foundation and Glen Oak School.

     STUART D. NEIDUS. Mr. Neidus currently holds the position of Chairman and Chief Executive Officer of Anthony & Sylvan Pools Corporation, a publicly traded company that is the nation's largest in-ground residential concrete swimming pool installer. Prior to this position, he served as Executive Vice President and Chief Financial Officer of Essef Corporation from September 1996 until Anthony & Sylvan's split-off from Essef in August 1999. At Premier Industrial Corporation he held various positions from 1992 until 1996, most recently as Executive Vice President until the company was acquired by Farnell Electronics plc. Prior to that, Mr. Neidus served as a partner with the international accounting firm of KPMG Peat Marwick LLP from 1984 until 1992.

     C. KEITH SWANEY. Mr. Swaney joined the Bank in 1962 and has been Executive Vice President and Chief Financial Officer since 1986. He was named Vice President and Treasurer of the Company upon its organization in 1994. He is responsible for all internal operations of the Company and the Bank. The Boards of Directors of the Company and the Bank have appointed Mr. Swaney as President and Chief Operating Officer of the Company and the Bank effective immediately after the Annual Meeting. Mr. Swaney has been nominated for election as a director at the Annual Meeting. Over the years, Mr. Swaney has participated in various charitable organizations. Mr. Swaney attended Youngstown State University and California University in Pennsylvania.

     CREIGHTON E. MILLER. Mr. Miller is a partner in the Cleveland law firm of Miller, Stillman & Bartel. He is a former Assistant Attorney General of the State of Ohio and a former U.S. Government Attorney, Office of Price Stabilization. Mr. Miller has served in various capacities with public service and charitable organizations, including the Board of Directors of the American Heart Association, Cleveland Chapter; Huron Road Hospital; President of the Northern Ohio Golf Association; and the Sheriff's Office - Deputy for Real Estate Appraisals. Mr. Miller is a graduate of the University of Notre Dame and Yale Law School.

     JOHN R. MALE. Mr. Male has been with the Bank since 1971, where he has held various positions including branch manager, mortgage loan officer, manager of construction lending, savings department administrator and chief lending officer. Mr. Male was named President and Chief Executive Officer of the Bank in 1986 and was named President of the Company upon its organization in 1994. Effective immediately following the Annual Meeting, Mr. Male will be named Chairman of the Board of Directors to succeed James W. Male who is retiring at the Annual Meeting. Mr. Male also will be named Chief Executive Officer and will relinquish the title of President. Mr. Male serves in various public service and charitable organizations. He currently serves on the Board of Trustees for Heather Hill, a long-term care hospital in Chardon, Ohio. He has an undergraduate degree from Tufts University and an MBA from Case Western Reserve University. John R. Male is the son of James W. Male and the brother of Jeffrey
N. Male.

     STANLEY T. JAROS. Mr. Jaros is a partner in the law firm of Moriarty & Jaros, P.L.L.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following sets forth information with respect to executive officers of the Company who do not serve on the Board of Directors.

                                    AGE
                                 AS OF THE
NAME                            RECORD DATE                    TITLE
----                            -----------                    -----

Jeffrey N. Male                      51             Vice President and Secretary of the Company and
                                                    Senior Vice President of the Bank

Edward B. Debevec                    41             Treasurer of the Bank

Carol S. Porter                      47             Secretary of the Bank

     JEFFREY N. MALE. Mr. Male has served the Bank since 1973. He has served in various capacities including supervisor of the construction loan department, personnel director and manager of the collection, foreclosure and REO departments. Since 1986, Mr. Male has been Senior Vice President in charge of residential lending operations. He was named Vice President and Secretary of the Company upon its organization in 1994. Effective immediately following the Annual Meeting, Mr. Male will be named Executive Vice President of the Bank. Mr. Male has served in various capacities with public service and charitable organizations, including the Chagrin Valley Jaycees, the Chamber of Commerce and the Neighborhood Housing Services Corporate Loan Committee. Mr. Male is a graduate of Denison University. He is the son of James W. Male and the brother of John R. Male.

     EDWARD B. DEBEVEC. Mr. Debevec has served the Bank since 1984. He has served in various capacities, including supervision of the construction loan department and supervision of the student loan department. He was named Treasurer in 1989. Mr. Debevec is a graduate of John Carroll University and has an MBA from Cleveland State University.

     CAROL S. PORTER. Ms. Porter has served the Bank in various capacities since 1972 and has been the Corporate Secretary since 1980. Since 1989, she also has served as Marketing Director. She currently serves on the Board of Trustees for The Fairhill Center, a campus of individual and shared resources to meet the challenges of successful aging. Ms. Porter graduated from Sweet Briar College and has an MBA from Case Western Reserve University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and the Bank conduct their business through meetings of the respective Boards and their committees. During the year ended June 30, 2000, the Company's Board of Directors held eight meetings and the Bank's Board of Directors held 13 meetings. No current director attended fewer than 75% of the total aggregate meetings of the Board of Directors and committees on which such Board member served during the year ended June 30, 2000.

     The Board of Directors has an Audit Committee  comprising  directors Stuart
D. Neidus, Robert K. Healey and Stanley T. Jaros. The committee met periodically to examine and approve the audit report prepared by the independent auditors of the Company and its subsidiary, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve the conflict of interest policy. During the year ended June 30, 2000, the Audit Committee met four times.

     In accordance with the Company's Bylaws, the entire Board of Directors acts as the Company's Nominating Committee. The Nominating Committee meets to consider potential nominees. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would allow the Board to continue its geographic diversity that provides for adequate representation of its market area. The Board of Directors of the
Company met once as the Nominating Committee during the year ended June 30, 2000. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

     The Compensation  Committee consists of directors Stuart D. Neidus,  Robert
F. Urban and Creighton E. Miller. The Committee evaluates the compensation and fringe benefits of the directors, officers and employees, recommends changes and monitors and evaluates employee morale. The Compensation Committee met two times during the year ended June 30, 2000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Overview and Philosophy. The Company's executive compensation policies are established by the Compensation Committee of the Board of Directors (the "Committee") composed of three outside directors. The Committee is responsible for developing the Company's executive compensation policies. The Company's President, under the direction of the Committee, implements the Company's executive compensation policies. The Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:


          o To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company's financial condition.

          o To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company's long-term operating results and strategic objectives.

          o To correlate, as closely as possible, executive officers' receipt of compensation with the attainment of specified performance objectives.

          o To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

          o To attract and retain top performing executive officers for the long-term success of the Company.

          o To facilitate stock ownership through the granting of stock options.

         In furtherance of these objectives, the Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus plan and a stock option plan designed to provide long-term incentives through the facilitation of stock ownership in the Company.

         Base Salary. The Committee makes recommendations to the Board concerning executive compensation on the basis of surveys of salaries paid to executive officers of other savings bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. The Committee's objective is to provide for base salaries that are competitive with those paid by the Company's peers.

         Management Incentive Compensation Plan. The Company maintains a formula-based bonus plan (the "Management Incentive Compensation Plan"), which provides for annual cash incentive compensation based on achievement of a combination of individual and Company and Bank performance objectives. Under the Management Incentive Compensation Plan, at the beginning of the year, the Committee establishes target returns on equity ("ROE") and return on assets ("ROA") for the Bank and a targeted appreciation in the market price for the Common Stock. The bonuses that would be paid to each employee are determined following the end of the year based on actual ROE and ROA and the Common Stock market price appreciation achieved for the year. The Company's three most senior executive officers can receive a maximum bonus equal to 150% of base salary. The Company's other executive officers can receive a maximum bonus equal to 40% of base salary. The actual bonus awarded is determined based on a rating given to each employee reflecting the employee's success in achieving specific individual performance goals established at the beginning of the year.

         Stock Options. The Committee believes that stock options are an important element of compensation because they provide executives with incentives linked to the performance of the Common Stock. The Company awards stock options as a means of providing employees the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders. Options are granted with an exercise price equal to the market value of the Common Stock on the date of grant, and thus acquire value only if the Company's stock price increases. Although there is no specific formula, in determining the level of option awards, the Committee takes into consideration the same Company, Bank and stock price performance criteria considered under the Management Incentive Compensation Plan, as well as individual performance.

         In addition to the three primary components of executive compensation described above, the Committee believed it fair and appropriate to provide for a reasonable level of financial security for its long-standing senior executive officer team consisting of John R. Male, the President and Chief Executive Officer of the Company and the Bank, C. Keith Swaney, the Vice President and Treasurer of the Company and the Executive Vice President and Chief Financial Officer of the Bank, and Jeffrey N. Male, the Vice President and Secretary of the Company and the Senior Vice President of the Bank. In consultation with an outside consultant, the Compensation Committee determined to implement a supplemental executive retirement plan, the only current participants in which are John R. Male, C. Keith Swaney and Jeffrey N. Male, and to enter into severance agreements with each of those three executive officers. A description of the supplemental executive retirement plan and the severance agreements is set forth below under " --Executive Compensation -- Severance Agreements" and " --Supplemental Executive Retirement Plan." The severance agreements are intended to provide the three executive officers with a reasonable level of financial security in the event of a change in control of the Company or the Bank, and the supplemental executive retirement plan is intended to provide the three executive officers with retirement income that increases with each year of service to the Bank with full vesting occurring upon the attainment of age 65.

         Compensation of the President. The Committee determines the President's compensation on the basis of several factors. In determining Mr. John R. Male's base salary, the Committee conducted surveys of compensation paid to chief executive officers of similarly situated savings banks and non-diversified banks and other financial institutions of similar size. The Committee believes that Mr. Male's base salary is generally competitive with or below the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable.

         Mr. Male received bonus compensation under the Management Incentive Compensation Plan in fiscal year 2000 based on the Bank's ROE and ROA and increases in the market price of the Common Stock and Mr. Male's achievement of individual performance goals based on the formula set forth above.

         The Committee believes that the Company's executive compensation program serves the Company and its shareholders by providing a direct link between the interests of executive officers and those of shareholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.


                         Members of the Compensation Committee


                         Creighton E. Miller
                         Stuart D. Neidus
                         Robert F. Urban

COMPARATIVE STOCK PERFORMANCE GRAPH

         The graph and table which follow show the cumulative total return on the Common Stock during the period from June 30, 1995 through June 30, 2000 with
(1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq market and (2) the total cumulative return of banking companies traded on the Nasdaq market. The comparison assumes $100 was invested on June 30, 1995 in the common stock of the Company's subsidiary, Park View Federal Savings Bank (the "Bank"), and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

                       CUMULATIVE TOTAL STOCKHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                       June 30, 1995 through June 30, 2000

     [Line graph appears here depicting the cumulative total stockholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq market and banking companies whose equity securities are traded on the Nasdaq market. Line graph begins at June 30, 1995 and plots the cumulative total stockholder return at June 30, 1996, 1997, 1998, 1999 and 2000. Plot points are provided below.]


              6/30/95     06/30/96    06/30/97   06/30/98  06/30/99  06/30/00
              ---------------------------------------------------------------
COMPANY       $100.00     $151.24     $225.28     $335.21   $289.84  $220.09
NASDAQ         100.00      128.39      156.15      205.58    296.02   437.30
NASDAQ BANKS   100.00      130.23      203.56      282.13    278.62   228.56

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for fiscal 2000 awarded to or earned by the Company's Chief Executive Officer and other executive officers whose total salary and bonus for fiscal 2000 exceeded $100,000. No other executive officer of the Company or the Bank earned salary and bonus in fiscal 2000 exceeding $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                                   LONG-TERM COMPENSATION
                                                                             ----------------------------------
                                                ANNUAL COMPENSATION                  AWARDS           PAYOUTS
                                          -------------------------------    -----------------------  --------
                                                                             RESTRICTED   SECURITIES                ALL
NAME AND                         FISCAL                      OTHER ANNUAL     STOCK       UNDERLYING    LTIP        OTHER
PRINCIPAL POSITION               YEAR     SALARY    BONUS    COMPENSATION     AWARD(S)    OPTIONS (2)   PAYOUTS   COMPENSATION
------------------               ----     ------    -----    ------------    --------     -----------   -------   ------------

John R. Male                     2000     $157,594   $79,335     $     --     $     --     4,620        $  --      $23,030 (3)
  President of the Company       1999      153,750   131,400           --           --     4,620           --       25,004
  and President and Chief        1998      150,000    64,900           --           --     6,930           --       23,545
  Executive Officer of the Bank

C. Keith Swaney                  2000     $136,581   $57,297     $     --     $     --     3,960        $  --      $17,530 (3)
  Vice President and Treasurer   1999      133,250    94,900           --           --     3,960           --       21,209
  of the Company and Executive   1998      130,000    56,785           --           --     5,940           --       20,439
  Vice President and Chief
  Financial Officer of the Bank

Jeffrey N. Male                  2000     $110,316   $46,279     $     --     $     --     3,080        $  --      $11,328 (3)
  Vice President and Secretary   1999      107,625    76,650           --           --     3,080           --       12,241
  of the Company and Senior      1998      105,000    45,970           --           --     4,620           --       11,508
  Vice President of the Bank

James W. Male                    2000      $85,227   $35,754     $     --     $     --        --        $  --       $9,000  (3)
  Chairman of the Board of       1999       83,148    59,217           --           --        --           --        9,500
   Directors of the Company      1998       81,120    40,560           --           --        --           --        9,000
   and the Bank

_____________
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by each named executive officer in fiscal 2000 did not exceed 10% of the executive officer's salary and bonus.
(2) Adjusted for a 50% stock dividend paid on the Company's Common Stock on August 17, 1998, a 10% stock dividend paid on the Company's Common Stock on September 7, 1999 and a 10% stock dividend paid on the Company's Common Stock on September 1, 2000.
(3) Consists of $9,000 and $9,000 in directors' fees paid to John R. Male and James W. Male, respectively, $2,610, $4,273 and $2,147 of premiums on disability insurance policies paid for the benefit of John R. Male,
         C. Keith Swaney and Jeffrey N. Male, respectively, $5,090, $9,095 and $3,871 of premiums on life insurance policies paid for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, $3,299, $1,535 and $3,189 of matching contributions paid by the Company pursuant to the Company's 401(k) plan for the benefit of John R. Male,
         C. Keith Swaney and Jeffrey N. Male, respectively, and $3,031, $2,627 and $2,121 in payments made to John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, pursuant to a plan under which all employees receive annual compensation equal to one week's salary for each year of service above 20 years of service.

         Option Grants in Last Fiscal Year. The following table contains information concerning the grant of stock options during the year ended June 30, 2000 to the executive officers named in the Summary Compensation Table set forth above.

                                                                                          POTENTIAL REALIZABLE
                         NUMBER OF       PERCENT OF TOTAL                                   VALUE AT ASSUMED
                        SECURITIES        OPTIONS GRANTED                                ANNUAL RATES OF STOCK
                        UNDERLYING         TO EMPLOYEES       EXERCISE     EXPIRATION      PRICE APPRECIATION
NAME                OPTIONS GRANTED(1)    IN FISCAL YEAR      PRICE(1)        DATE         FOR OPTION TERM (2)
----                ------------------    --------------      --------     ----------    ---------------------
                                                                                            5%            10%
                                                                                        ---------     -------
John R. Male               4,620               7.9%             $12.31       11/1/04      $15,708       $34,742
C. Keith Swaney            3,960               6.8               11.19       11/1/09       27,878        70,606
Jeffrey N. Male            3,080               5.3               12.31       11/1/04       10,472        23,161
James W. Male               --                 --                 N/A          N/A           N/A           N/A

________________
(1) Amounts are adjusted to reflect the 10% stock dividend paid on the Common Stock on September 1, 2000. All options become exercisable at the rate of 20% per year, with the first 20% having become exercisable on November 1, 1999, the date of grant, and an additional 20% becoming exercisable on each anniversary thereafter.
(2) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock as of the date of grant, November 1, 1999, based on the closing sale price of the Common Stock as quoted on the Nasdaq Small-Cap Market adjusted for the 10% dividend paid on the Common Stock on September 1, 2000.

         During the past ten full fiscal years, the Company has not adjusted or amended the exercise price of stock options previously awarded to a named executive officer, whether through amendment, cancellation or replacement grants, except as necessary to adjust the exercise price upon the Company's payment of stock dividends so as not to change the economic benefit of previously granted options.

         Option Exercises in Last Fiscal Year and Year-End Option Values. The following table sets forth information concerning option exercises during fiscal year 2000 and the value of options held at the end of fiscal year 2000 by the Company's Chief Executive Officer and other officers named in the Summary Compensation Table set forth above.


NAME                                                             NUMBER OF                        VALUE OF
                                                           SECURITIES UNDERLYING                UNEXERCISED
                                                            UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                             SHARES                        AT FISCAL YEAR-END (1)          AT FISCAL YEAR-END (2)
                            ACQUIRED        VALUE        ------------------------        -------------------------
NAME                       ON EXERCISE     REALIZE       EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
----                       -----------     -------       -------------------------       -------------------------
John R. Male                   --         $    --                14,236/11,474                $     4,025/$1,006
C. Keith Swaney                --              --                88,294/ 9,837                    541,940/ 1,943
Jeffrey N. Male                --              --                 9,490/ 7,650                      2,683/   671
James W. Male                  --              --                   -- / --                           -- /   --

_____________
(1) Adjusted for a 10% stock dividend paid on the Bank's common stock on February 18, 1994, a three-for-two exchange of the Bank's common stock for the Company's Common Stock on October 31, 1994 in connection with the reorganization of the Bank into the holding company form of organization, a 10% stock dividend paid on the Common Stock on August 18, 1995, a 50% stock dividend paid on the Common Stock on August 16, 1996, a 10% stock dividend paid on the Common Stock on September 1, 1997, a 50% stock dividend paid on the Common Stock on August 17, 1998, a 10% stock dividend paid on the Common Stock on September 7, 1999 and a 10% stock dividend paid on the Company's Common Stock on September 1, 2000.
(2) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of underlying Common Stock at June 30, 2000, determined based on $9.75, the last closing bid price prior to June 30, 2000 of the Common Stock on the Nasdaq System Small-Cap Market, adjusted to $8.86 to reflect the effect of the 10% stock dividend paid on the Common Stock on September 1, 2000, and the exercise price of the options.

         Severance Agreements. The Company and the Bank have entered into severance agreements (the "Severance Agreements") with John R. Male, C. Keith Swaney and Jeffrey N. Male (each of whom is referred to as an "Executive"). The Severance Agreements are for terms of three years. On each anniversary date from the date of commencement of the Severance Agreements, the term of the Agreements will be extended for an additional one-year period beyond the then effective expiration date upon a determination by the Board of Directors that the performance of each Employee has met the required performance standards.

         The Severance Agreements provide that in the event of an Executive's involuntary termination of employment, or voluntary termination for "good reason," within one year following a "change in control" of the Bank or the Company other than for "cause," the Executive will receive the following benefits: (i) a payment equal to two times the Executive's annual compensation (base salary plus annual incentive compensation) for the year preceding the year in which termination occurred, payable in a lump sum within 30 days following termination; (ii) the Bank or the Company shall cause the Executive to become fully vested in any benefit plans, programs or arrangements in which the Executive participated, and the Bank will contribute to the Executive's 401(k) plan account the Bank's matching and/or profit sharing which would have been paid had the Executive remained in the employ of the Bank throughout the remainder of the 401(k) plan year; and (iii) the Executive will receive continued life, health and disability insurance coverage substantially identical to the coverage maintained by the Bank or the Company for the Executive prior to termination until the earlier of the Executive's employment with another employer or 12 months following termination. Notwithstanding the above, if the compensation and benefits provided to the Executive pursuant to the Severance Agreement would constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code (the "Code"), then the compensation and benefits payable under the Severance Agreement will be reduced to the extent necessary so that no portion will be subject to any excise tax imposed by
Section 4999 of the Code. "Change in control" is defined generally in the Severance Agreements as (i) the acquisition, by any person or persons acting in concert of the power to vote more than 25% of the Company's voting securities or the acquisition by a person of the power to direct the Company's management or policies, (ii) the merger of the Company with another corporation on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to the merger, or (iii) the sale by the Company of the Bank or substantially all its assets to another person or entity. In addition, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. "Good reason" is defined in the Severance Agreements as any of the following events: (i) a change in the Executive's status, title, position or responsibilities which, in the Executive's reasonable judgment, does not represent a promotion, the assignment to the executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with his status, title, position or responsibilities, or the removal of the Executive from or failure to reappoint him to any of such positions other than for cause; (ii) materially reducing the Executive's base compensation as then in effect; (iii) the relocation of the Executive's principal place of employment to a location that is more than 35 miles from the location where the Executive previously was principally employed; (iv) the failure to provide the Executive with benefits substantially similar to those provided to him under existing employee benefit plans, or materially reducing any benefits or depriving the Executive an any material fringe benefit; (v) death; or (vi) disability prior to retirement. In the event that an Executive prevails over the Company or the Bank in a legal dispute as to the Severance Agreement, he will be reimbursed for his legal and other expenses.

         Supplemental Executive Retirement Plan. Effective July 1, 1998, the Bank adopted a Supplemental Executive Retirement Plan (the "SERP"), which is designed to pay retirement benefits from the general assets of the Bank to eligible employees of the Bank. Eligibility to participate in the SERP is limited to employees of the Bank who are designated by the Compensation Committee of the Bank's Board of Directors. Currently, the employees designated to participate in the SERP are John R. Male, C. Keith Swaney and Jeffrey N. Male (the "Participants").

         Under the SERP, commencing upon a Participant's retirement after reaching age 65, or earlier if approved by the Compensation Committee, he will receive a benefit equal to 60% of "final pay" reduced by any benefits payable under the Bank's qualified retirement plans. "Final pay" is defined as the
Participant's highest year's combined salary and target bonus (under the Management Incentive Compensation Plan) during the Participant's last five years of employment with the Bank. The Participant will vest in the SERP plan benefits each year, on a pro rata basis, beginning with the one year anniversary date of the effective date that the Participant becomes eligible to participate in the SERP and continuing with each succeeding annual anniversary date until attainment of age 65. Upon attainment of age 65 and provided the he has remained continuously in the employ of the Bank, the Participant will be fully vested. A Participant becomes fully vested prior to age 65 upon death or disability or upon a "change in control," as defined above under "-- Severance Agreements." Payments under the SERP continue for the lifetime of the Participant or for the joint lives of the Participant and his spouse if actuarially converted to the "actuarial equivalent" joint and survivor annuity. In addition, benefits are paid in the form of a single life annuity or, upon the request of the Participant and approval of the Compensation Committee, converted to the "actuarial equivalent" single lump sum distribution. "Actuarial equivalent" is defined as a payment or payments equal in the aggregate to the value at the applicable date of the benefit determined actuarially on the basis of the current Pension Benefit Guarantee Corporation ("PBGC") interest rate and the mortality table then in use by the PBGC. The Participant loses all benefits under the SERP in the event his employment with the Bank is terminated for cause.

DIRECTORS' COMPENSATION

         The Bank pays each member of the Board of Directors an annual retainer of $25,200. The Chairman of the Board receives an additional annual retainer of $2,520. In addition, directors may receive a fee of $2,500 per day for attendance at day-long special Board events such as Board retreats. No additional fees are paid by the Company for attendance at Board of Directors meetings.

INDEBTEDNESS OF MANAGEMENT

         Under applicable law, the Bank's loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with non-affiliated persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e, up to $2.2 million at June 30, 2000) to such persons must be approved in advance by a disinterested majority of the Bank's Board of Directors.

         The Bank has a policy of offering loans to officers and directors and employees in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

CERTAIN BUSINESS RELATIONSHIPS

         Mr. Stanley T. Jaros, a director of the Company, is a partner with the law firm of Moriarty & Jaros, P.L.L., which performed services for the Company and the Bank during the fiscal year ended June 30, 2000 and proposes to perform services during the fiscal year ending June 30, 2001. Fees paid by the Company and the Bank to Moriarty & Jaros, P.L.L. during the fiscal year ended June 30, 2000 totaled approximately $43,075.

--------------------------------------------------------------------------------
                PROPOSAL II -- APPROVAL OF THE PVF CAPITAL CORP.
                        2000 INCENTIVE STOCK OPTION PLAN
--------------------------------------------------------------------------------

GENERAL

         The Board of Directors of the Company has adopted the PVF Capital Corp. 2000 Incentive Stock Option Plan (the "Option Plan"), subject to its approval by the Company's stockholders. No grant of stock options ("Options") under the Option Plan will occur until receipt of stockholder approval of the Option Plan is obtained. The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

         The purpose of the Option Plan is to promote the interest of the Company and its stockholders by providing a method whereby key executives and directors of the Company and its subsidiaries may be encouraged to invest in the Company's Common Stock, thereby increasing their proprietary interest in its business, providing them with additional incentive to remain in the employ of the Company and increasing their personal interest in its continued success and progress.

DESCRIPTION OF THE OPTION PLAN

         Effective Date. The Option Plan is expected to become operative and in effect on September 26, 2000 (the "Effective Date"), which is the date the Option Plan is expected to be approved by a vote of a majority of the members of the Board of Directors, provided, however, that if approval of the Option Plan by the Company's stockholders is not obtained by September 26, 2001 by a vote of the holders of a majority of the total outstanding capital stock of the Company entitled to vote, voting as a single class, the Option Plan shall be null and void and all Options, if any, granted thereunder shall automatically be cancelled.

         Administration. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant awards, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and conditions of the respective Options (which terms and conditions need not be the same in each case), to impose restrictions on any shares issued upon the exercise of an Option and to determine the manner in which such restrictions may be removed, and to make all other determinations deemed necessary or advisable in administering the Plan. The Committee currently consists of Directors Urban, Miller and Neidus.

         Eligible Persons. Under the Option Plan, the Committee may grant Options only to directors of the Company or one of its subsidiary corporations (including members of the Committee) and to key executives (which term is deemed to include among others, the president, any vice president, the secretary, the treasurer or any manager in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company or any of its subsidiaries) and who on the granting date are in the employ of the Company or one of its then subsidiary corporations (the "subsidiaries"), as defined in the Internal Revenue Code of 1986, as amended ("Code"). As of the Record Date, the Company and its subsidiaries had five non-employee directors and approximately 13 employees whom it considered to be key executives eligible to participate in the Option Plan.

         Shares Available for Grant. The Option Plan reserves 250,000 shares of Common Stock for issuance upon the exercise of Options. Such shares may be (i) authorized but unissued shares or (ii) shares held in treasury. The aggregate number of shares of Common Stock on which Options may be granted under the Option Plan, the number of shares covered by each outstanding Option, the maximum number of Options that my be awarded in any calendar year and the exercise price per share in each such Option will all be appropriately adjusted for any increase or decrease in the number of shares of stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split-up or combination of shares, or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Company. In the event that any Option under the Option Plan expires unexercised or is terminated, surrendered or cancelled, the shares subject to such Option, or the unexercised portion thereof, shall again become available for grant under the Option Plan.

         Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Code, or options that are not ISOs (Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under Section 422A of the Code) the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the combined voting power of all classes of stock of the Company on the date of grant, such exercise price for an ISO may not be less than 110% of fair market value of the shares. As required by federal tax laws, if the aggregate fair market value (determined when an Option is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Options that are not ISOs. Under the Option Plan, the maximum number of shares for which Options may be awarded during any calendar year is 10,000, subject to adjustment as described under "--Shares Available for Grant."

     Exercise of Options. The exercise of Options will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon
(i) an optionee's termination of employment for "cause" (as defined in the Option Plan), (ii) the date three months after an optionee terminates service for a reason other than cause, death, or disability, or earlier if the Option expires in accordance with its terms, (iii) in the case of an optionee who becomes disabled, the earlier of the date the Option expires in accordance with its terms or the date one year after an optionee terminates service due to disability, or (iv) for Options granted to employees, the date one year after an optionee's death in the event of death of the optionee during employment.

     An optionee may exercise Options, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice to the President of the Company of intent to exercise the Option with respect to a specified number of shares of Common Stock, and (ii) payment to the Company (contemporaneously with delivery of such notice) with a cashier's check, certified check or existing holdings of Common Stock held for more than six months of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise.

     Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

     Transferability. Options granted under the Option Plan are not transferable otherwise than by will or by the laws of descent and distribution. During the optionee's lifetime, an Option granted under the Option Plan can be exercised only by him or her.

     Effect of Dissolution and Related Transactions. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to the Option would have been entitled. Upon a dissolution of the Company, a merger or consolidation in which the Company is not the surviving corporation, or sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to as a "Transaction"), every outstanding Option together with the exercise price thereof shall be equitably adjusted for any changes or exchange of Common Stock for a different number or kind of shares or other securities which results from the Transaction, provided, however, that in the event of a Transaction, then during the period 30 days prior to the effective date of such event, each holder of an Option shall have a right to exercise the Option, in whole or in part.

     Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Options may be granted, except that the Option Plan may be terminated at an earlier date by action of the Board of Directors. The maximum term for an Option is 10 years from the date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Board of Directors, will not affect any Option then outstanding.

     Amendment and Termination of the Option Plan. The Board of Directors shall have complete power and authority to amend the Option Plan, provided, however, that except as expressly permitted in the Option Plan, the

Board of Directors shall not, without the affirmative vote of the holders of a majority of the voting stock of the Company, make any amendment which would (a) abolish the Committee without designating such other committee, change the qualifications of its members, or withdraw the administration of the Option Plan from its supervision, (b) increase the maximum number of shares for which options may be granted under the Option Plan, (c) amend the formula for determination of the purchase price of shares on which Options may be granted,
(d) extend the terms of the Option Plan or (e) amend the requirements as to the employees eligible to receive Options.

     Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Options under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options. Under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

FEDERAL INCOME TAX CONSEQUENCES

     ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     Non-ISOs. In the case of a non-ISO, an optionee will recognize ordinary income upon the exercise of the non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a non-ISO.

CURRENT ANTICIPATED STOCK OPTION GRANTS

     Set forth below under "New Plan Benefits" is certain information relating to the maximum amount of Options which are currently expected to be granted to the specified individuals and groups of individuals. No determinations have been made by the Committee as to the amounts of Options to be awarded to officers and employees, but the Committee currently anticipates that in establishing the number of Options ultimately awarded, it will take into consideration the performance of the Company and the prospective optionee. All such Options will be subject to the terms and conditions described above, and no awards will be made until the Option Plan receives stockholder approval. All Options will automatically expire ten years after the date of grant, except that ISO's granted to John R. Male and Jeffrey N. Male will expire five years after the date of grant. Each annual grant of Options to employees is expected to become exercisable at the rate of 20% per year, with the first 20% becoming exercisable on the date of grant. Options to be granted to non-employee directors are expected to be exercisable immediately upon grant. The exercise price will equal the fair market value of the Common Stock on the date of grant, except that ISO's granted to John R. Male and Jeffrey N. Male will have an exercise price equal to 110% of the fair market value of the Common Stock on the date of grant. The closing sale price of the Common Stock on September 7, 2000, as reported on the Nasdaq Small-Cap Market, was $9.718 per share.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan, in order to satisfy the requirements of the Code for favorable tax treatment of ISOs, to comply with Nasdaq requirements and to exempt certain option transactions from the short-swing trading rules of the Securities and Exchange Commission ("SEC").

     Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes cast by stockholders of the Company at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTION PLAN.

--------------------------------------------------------------------------------
                                NEW PLAN BENEFITS
--------------------------------------------------------------------------------

         Option awards are discretionary, and no determinations have been made as to the level of awards to be made under the Option Plan, except that a determination has been made to award a total of 27,500 options to all directors who are not executive officers as a group in November 2000. The Company expects to grant options to employees during the fiscal year ending June 30, 2001, but does not expect to grant options under the Option Plan being approved at the Annual Meeting as it has sufficient shares available under its 1996 Incentive Stock Option Plan. The following table sets forth certain information regarding the number of Options currently expected to be granted under the Option Plan on an annual basis during future fiscal years.

                                                                                 DOLLAR                NUMBER
NAME AND POSITION                                                             VALUE ($)(1)           OF UNITS(2)
-----------------                                                             ------------           -----------
John R. Male, President of the Company and
  President and Chief Executive Officer of the Bank                             $  --                   4,200

C. Keith Swaney, Vice President and Treasurer of the
  Company and Executive Vice President and Chief
  Financial Officer of the Bank                                                    --                   3,600

Jeffrey N. Male, Vice President and Secretary of the
  Company and Senior Vice President of the Bank                                    --                   2,800

James W. Male, Chairman of the Board of Directors
  of the Company and the Bank                                                      --                    --

All executive officers as a group (5 persons)                                      --                  13,600

All directors who are not executive officers
  as a group (5 persons)                                                           --                   5,000

All employees, including all current officers who are
  not executive officers, as a group (9 persons)                                   --                  14,500

__________
(1) Based on the fair market value of the Common Stock on the date of grant less the exercise price.
(2) All Options are expected to be granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant or 110% of the fair market value of the Common Stock on the date of grant. For the other anticipated terms of the Options currently expected to be granted, see "Proposal II -- Approval of the PVF Capital Corp. 2000 Incentive Stock Option Plan -- Current Anticipated Stock Option Grants."

--------------------------------------------------------------------------------
             PROPOSAL III -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors has renewed the Company's arrangements with KPMG LLP, independent public accountants, to be its auditors for the 2001 fiscal year, subject to ratification by the Company's stockholders. A representative of KPMG LLP will be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         THE APPOINTMENT OF THE AUDITORS MUST BE APPROVED BY A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF AUDITORS.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2000, all of the Reporting Persons complied with these reporting requirements.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained D.F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $750.

         The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         Under the Company's First Amended and Restated Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than September 28, 2000. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 2618 N. Moreland

Boulevard, Cleveland, Ohio 44120, no later than May 21, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Jeffrey N. Male

                                          JEFFREY N. MALE
                                          SECRETARY
Cleveland, Ohio
September 18, 2000

--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, PVF CAPITAL CORP., 2618 N. MORELAND BOULEVARD, CLEVELAND, OHIO 44120.
--------------------------------------------------------------------------------

                                                                       Exhibit A
                                PVF CAPITAL CORP.

                        2000 INCENTIVE STOCK OPTION PLAN

                                    SECTION I

                                     PURPOSE
                                     -------

     The purpose of PVF Capital Corp. 2000 Incentive Stock Option Plan (the "Plan") is to promote the interest of PVF Capital Corp. ("Company") and its stockholders by providing a method whereby key executives (as determined by the Committee in its sole discretion) and directors ("Optionees") of the Company and its subsidiaries may be encouraged to invest in the Company's Common Stock, thereby increasing their proprietary interest in its business, providing them with additional incentive to remain in the employ of the Company and increasing their personal interest in its continued success and progress. These employees will be granted options ("Options") to purchase shares of the common stock, $.01 par value, of the Company ("Common Stock"). It is intended that Options issued hereunder will constitute Incentive Stock Options ("ISOs") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Non-employee directors are not eligible for Incentive Stock Options and therefore are granted nonqualified stock options ("non-ISOs").

                                   SECTION II

                                 ADMINISTRATION
                                 --------------

2.1      The  Committee.  The Plan shall be  administered  by a Committee of the
         --------------
         Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and shall be appointed by the Board of Directors. A majority of the members of the Committee shall constitute a quorum. All decisions of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a chairman from among the members and a secretary (who need not be a member) and may make such rules and regulations for the conduct of its business as it shall deem advisable. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the committee shall be entitled to indemnification and reimbursement as Directors of the Company.

2.2      Authority of the  Committee.  Subject to the express  provisions of the
         ---------------------------
         Plan, the Committee shall have plenary authority to determine, in its discretion, the employees and directors to whom, and the time or times within which (during the term of the Option) all or a portion of such Options may be exercised. In making such determination, the Committee may take into account the nature of the services rendered or expected to be rendered by the respective employees and directors, their present and potential contributions to the Company's success, the anticipated number of years of effective service remaining and such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the Plan, Section 422A of the Code and any regulations or rulings thereunder, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and conditions of the respective Options (which terms and conditions need not be the same in each case), to impose restrictions on any shares issued upon the exercise of an Option and to determine the manner in which such restrictions may be removed, and to make all other determinations deemed necessary or advisable in administering the Plan. The Committee may specify in the original terms of any
          Option, or, if not so specified, shall determine whether any authorized leave of absence or absence on military or governmental service or for any other reason shall constitute a termination of employment for purposes of the Plan. The determination of the Committee on the matters referred to in the Plan shall be conclusive; provided that it shall be the Board of Directors of the Company which shall determine whether un-issued or treasury shares shall be issued upon the exercise of any Option.

2.3      Option Agreement. Each Option shall be evidenced by an option agreement
         ----------------
         which shall contain such terms and conditions as may be approved by the Committee, and the said agreement shall be signed by an officer of the Company and the Optionee.

                                   SECTION III

                           SHARES SUBJECT TO THE PLAN
                           --------------------------

         An aggregate of 250,000 shares of Common Stock shall be subject to the Plan, subject to adjustment in accordance with Section 8 hereof. Such shares may be either authorized but un-issued shares or shares now or hereafter held in the treasury of the Company.

         In the event that any Option under the Plan expires unexercised or is terminated, surrendered or cancelled, the shares subject to such Option, or the unexercised portion thereof, shall again become available for Option under the Plan, including to the former holder of such Option, upon such terms as the Committee shall determine in accordance with the Plan and which terms may be more or less favorable than those applicable to such former Option.

                                   SECTION IV

                                  GRANTING DATE
                                  -------------

     The action of the Committee with respect to the granting of an Option shall take place on such date as a majority of the members of the Committee at a meeting shall make a determination with respect to the granting of an Option or, in the absence of a meeting, on such date as of which written designation covering such Option shall have been executed by all members of the Committee. The effective date of the grant of an Option (the "Granting Date") shall be the date specified by the Committee in its determination or designation relating to the award of such Option or, in the absence of such a specification, the date on which the action of the Committee relating to the award of such Option took place. However, the Granting Date shall not be later than the termination date of
     Section 9.2.



                                    SECTION V


                                   ELIGIBILITY
                                   -----------

         Options may be granted to key executives (which term shall be deemed to include among others, the president, any vice president, secretary, treasurer or any manager in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company or any of its subsidiaries) and who on the Granting Date are in the employ of the company or one of its then subsidiary corporations, as defined in Section 425 of the Code (the "subsidiaries"). Also, Options may be granted to any Director of the Company or of a subsidiary corporation who is not also such an employee or officer of the Company or of one of its subsidiary corporations on the Granting Date. Subject to adjustment as set forth in Section VIII, the maximum number of shares for which Options may be granted to any individual participant during any calendar year shall be 10,000 shares.

                                   SECTION VI

                         TERMS AND CONDITIONS OF OPTIONS
                         -------------------------------

6.1      Option  Price.  Subject  to the  provision  of Section  6.5 below,  the
         -------------
         purchase price of the Common Stock under each option shall be determined by the Committee as of the Granting Date, but shall not be less than 100% of the fair market value of the stock on the Granting Date. The fair market value of the stock shall be, for purposes of the Plan, determined in accordance with the requirements of Section 422A of the Code.

6.2      Terms. Subject to the provisions of Section 6.5 below, the term of each
         -----
         Option granted under the Plan shall be for a period not exceeding ten years from the Granting Date. Each Option granted under the Plan may be exercised by the Optionee as stated in his or her individual option agreement, but in no event may any option be exercised before one year of continued employment with the Company, or a subsidiary, immediately following the Granting Date.

6.3      Restrictions on Transfer and Exercise.
         -------------------------------------

          (a) Except as hereinafter provided, no Option granted pursuant to the Plan may be exercised at any time unless the holder thereof is then an employee or director of the Company or of a subsidiary. Options granted under the Plan shall not be affected by any change of employment so long as the Optionee continues to be an employee or director of the Company or of a subsidiary corporation.

          (b) The Option of any Optionee whose employment is terminated for any reason, other than for death, disability (as defined in Section 22(e)(3) of the Code) or discharge for cause (as defined in Section 6.3(d) below), shall be exercisable or payable to the extent provided therein, through the earlier of the date which is three months after termination of employment or the date that such Option expires in accordance with its terms, and shall expire thereafter.

          (c) In the event of the death of an Optionee (1) while an employee of the Company or a subsidiary corporation, or (2) within three months after the termination of employment of the
                  Optionee for other than cause, or in the event of the termination of employment by an Optionee for permanent disability, the Option may be exercised as follows:

               (i) In the event of the death of an Optionee during employment or the death of the Optionee within three months after the termination of employment for other than cause, each Option granted to such Optionee shall be exercisable or payable to the extent provided therein but not later than one year after his or her death (but not beyond the stated duration of the Option). Any such exercise or payment shall be made only: (1) by or to the executor or administrator of the estate of the deceased Optionee or person or persons to whom the deceased Optionee's rights under the Option shall pass by will or the laws of descent and distribution; and (2) to the extent, if any, that the deceased Optionee was entitled at the date of his or her death.

               (ii) In the case of an Optionee who becomes disabled,  the Option shall be exercisable or payable to the extent provided therein on the earlier of one year after termination of employment or the date that such Option expires in accordance with its terms. During such period, the Option may be exercised by an Optionee who becomes disabled with respect to the same number of shares. in the same manner and to the same extent as if the Optionee had continued employment during such period.

          (d) Any unexercised Options shall lapse immediately upon termination of employment of the Optionee through discharge for "cause". "Cause" shall mean, in the good faith determination of the Company's Board of Directors, the Optionee's personal dishonesty,
               incompetence,   willful  misconduct,  breach  of
               fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act, or failure to act, on the Optionee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company or its subsidiaries.

          (e) Each Option granted under the Plan shall, by its terms, not be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Options may transfer such Options (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Options pursuant to this Section 6.3(e). Options which are transferred pursuant to this Section 6.3(e) shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

          (f) For the purposes of this Section, Options granted to directors may be exercised at any time prior to the expiration date of the Option. In the event of the death of the director, Options may be exercised at any time prior to the expiration date of the option. Any such exercise or payment shall be made only: (A) by or to the executor or administrator of the estate of the deceased Director or person or persons to whom the deceased Director's rights under the Option shall pass by will or the laws of descent and distribution; and (B) to the extent, if any, that the deceased Director was entitled at the date of his or her death.

6.4      Manner of  Exercise.  An Option  shall be exercised by giving a written
         -------------------
         notice to the President of the Company stating the number of shares of stock with respect to which the Option is being exercised and containing such other information as the President may request and by tendering payment therefore with a cashier's check, certified check, or with existing holdings of Common Stock held for more than six months.

6.5      Limitations on Options.
         ----------------------

         (a) In the case of Options intended to qualify as ISO's, notwithstanding the provision of Sections 6.1 and 6.2 above, if an Optionee, at the time of Option is granted, owns (as defined in Section 424(d) of the Code) Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary thereof or of the Company's parent (if any), the option price for such Option shall be at least 110% of the fair market value of the stock subject to such Option, and such Option by its term shall not be exercisable after the expiration of five years from the date such Option is granted.

         (b) In the case of Options intended to qualify as ISOs, if the aggregate fair market value (determined as of the time the Option is granted) with respect to which Options are exercisable for the first time by Employee during any calendar year

               (under this Plan or any other plan of the Company and its parent and subsidiary corporations) exceeds $100,000, such Options in excess of $100,000 shall be treated as Options which are not Incentive Stock Options as defined in Section 422A of the Code.

          (c) For the purposes of this Section, parts (a) and (b) shall not apply to options granted to non-employee Directors.

                                   SECTION VII

                        STOCKHOLDER AND EMPLOYMENT RIGHTS
                        ---------------------------------

         A holder of an Option shall have none of the rights of a stockholder with respect to any of the shares subject to Option until such shares shall be issued upon the exercise of the Option.

         Nothing in the Plan or in any Option granted pursuant to the Plan shall, in the absence of an express provision to the contrary, confer on any individual any right to be or to continue in the employ of the Company or any of its subsidiaries or shall interfere in any way with the right to the Company or any of its subsidiaries to terminate the employment of any individual at any time.

                                  SECTION VIII

                           ADJUSTMENTS TO COMMON STOCK
                           ---------------------------

         The aggregate number of shares of Common Stock of the Company on which Options may be granted hereunder, the number of shares thereof covered by each outstanding Option, the maximum number of shares for which Options may be granted to any individual during any calendar year and the price per share thereof in each such Option will all be appropriately adjusted for any increase or decrease in the number of shares of stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split-up or combination of shares, or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Company. No fractional shares of stock shall be issued upon exercise of an Option by reason of a stock dividend or otherwise, and the grantee holding such Option shall not be entitled to exercise it with respect to such fractional share.

         Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to the Option would have been entitled. Upon a dissolution of the Company, a merger or consolidation in which the Company is not the surviving corporation, or sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), every Option outstanding hereunder together with the exercise price thereof shall be equitably adjusted for any changes or exchange of Common Stock for a different number of kind of shares or other securities which results from the Transaction.

                                   SECTION IX

                  EFFECTIVE DATE AND TERMINATION EFFECTIVE DATE
                  ---------------------------------------------

9.1 Effective Date. The Plan shall become operative and in effect on the date the Plan is approved by a vote of a majority of all members of the Board of Directors provided, however. that the Plan shall be submitted to the stockholders of the Company for approval within twelve months of the date of adoption of the Plan, and if such approval shall not be obtained within that period by a vote of the holders of a majority of the total outstanding capital stock of the Company entitled to vote, voting as a single class, the Plan shall be null and void and all Options, if any, granted thereunder shall automatically be cancelled.

9.2 Termination Effective Date. The Plan shall remain in effect until and shall terminate within 10 years from the date the Plan is adopted or the Plan was approved by the shareholders, whichever is earlier, but it may be terminated at an earlier date by action of the Board of Directors. Except as provided in paragraph 9.1 above, termination of this Plan shall not affect the rights of grantees under Options theretofore granted to purchase stock under the Plan, and, all such Options shall continue in force and operation after termination of the Plan. except as provided in subparagraph A above and except as may be terminated through death or other termination of employment in accordance with the terms of the Plan.

                                    SECTION X

                                   AMENDMENTS
                                   ----------

         The Board of Directors shall have complete power and authority to amend the Plan, provided, however, that except as expressly permitted in the Plan, the Board of Directors shall not, without the affirmative vote of the holders of a majority of the voting stock of the Company, make any amendment which would (a) abolish the Committee without designating such other committee, change the qualifications of its members, or withdraw the administration of the Plan from its supervision, (b) increase the maximum number of shares for which options may be granted under the Plan, (c) amend the formula for determination of the purchase price of shares on which options may be granted, (d) extend the terms of the Plan or (e) amend the requirements as to the employees eligible to receive Options.

                                   SECTION XI

                        GOVERNMENT AND OTHER REGULATIONS
                        --------------------------------

     The obligation of the Company to sell or deliver shares under Options granted pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by and registrations with any governmental agencies as may be required.


                                   SECTION XII

                                 LOAN AGREEMENTS
                                 ---------------

         Each Option shall be subject to the condition that the Company shall not be obliged to issue or transfer any of its stock to a holder of an Option, in the exercise thereof, if at any time the Committee or the Board of Directors shall determine that the issuance or transfer of such stock would be in violation of any covenant in any of the Company's loan agreements or other contracts.

The Company hereby agrees to the provisions of this Plan, and in Witness Thereof, the Company causes this Agreement to be executed on this ________day of ____________, 2000.

PVF CAPITAL CORP


By: ______________________
           President


ATTEST:


     _____________________
         Secretary

                                 REVOCABLE PROXY
                                PVF CAPITAL CORP.


                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 16, 2000


       The undersigned hereby appoints Stanley T. Jaros, John R. Male and Creighton E. Miller, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of PVF Capital Corp. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio, on Monday, October 16, 2000 at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                                                       VOTE
                                                              FOR      WITHHELD
                                                              ---      --------

     1.   The election as directors for two-year terms       [  ]       [  ]
          of all nominees listed below (except as
          marked to the contrary below)

          Robert F. Urban
          Robert K. Healey
          Stuart D. Neidus
          C. Keith Swaney

          INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

          __________________________________________

                                                              FOR      AGAINST     ABSTAIN
                                                              ---      -------     -------

       2.     Approval of the PVF Capital Corp.
              2000 Incentive Stock Option Plan                [  ]      [  ]        [  ]

                                                              FOR      AGAINST     ABSTAIN
                                                              ---      -------     -------
       3.     Proposal to ratify the appointment of
              KPMG LLP as independent
              certified public accountants of the Company
              for the fiscal year ending June 30, 2001        [  ]      [  ]        [  ]


       The Board of Directors recommends a vote "FOR" each of the nominees, "FOR" approval of the PVF Capital Corp. 2000 Stock Option Plan and "FOR" the ratification of the appointment of auditors.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR THE OTHER PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting of Stockholders, a proxy statement dated September 18, 2000 and an Annual Report to Stockholders.



Dated: ________________________, 2000


__________________________________          _________________________________
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



__________________________________          _________________________________
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER




Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.